QI Systems Inc.
September 2007

Disclaimer
This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities
Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and
Exchange Commission.

Company Overview
•
QI Systems is a leading developer and
   integrator of contact and contactless card
   payment and control solutions
•
Design and manufactures hardware and
   software for open and closed card systems
•
Huge global market, yet North America
   represents only 4% of the global market
–

smart card acceptance in its infancy

Company Highlights
•
Incorporated in 1978
•
Entered smart card industry in 1990’s
•
First company certified by both Visa Cash and
   MasterCard/Mondex for Unattended Point of Sale
   (UPOS) devices
•
Headquartered in Dallas, TX, USA
•
Main operations in Vancouver, BC, CN
–
Significant tax loss carry forwards available
•
Excess of $10 million (CND)
•
Launched QiWave™ product brand in 2006
–
First to market with contactless readers
–

Symbol	QIII:OB
Corporate Headquarters	Dallas, Texas
Stock Price (8/20/07) || 52-Week Range	$0.07 || $0.05 - 0.18
Shares Outstanding (6/30/07)	50,000,000
Market Capitalization	$3,500,000
Volume (daily 90-day average)	35,000
Debt (06/30/07)	$430,000
Cash (06/30/07)	$10,000
Revenue (estimate June 30, 2007 fiscal year)	$900,000
Insider Ownership	<5%
Institutional Ownership Shares	<5%
Full-time Employees	10
Fiscal Year	June 30
Accounting Firm	Amisano Hanson, Vancouver, BC US & Canada Certified/Chartered
Key Facts

Executive Management
•

Steven R. Garman

President & Chief Executive Officer
–

35 years international corporate business experience
•

Olympus Corporation
•

Atlantic Richfield
•

Johnson & Johnson
–

Led $150M high tech products group for market leader

–

Led multi-million dollar divisional start-up of new products group
–

Led product group of 150 people, 8 locations in 3 countries
–

CEO experience in micro-cap corporate start-ups
•

Robert I. McLean, Jr.
Chief Financial Officer / Chief Operations Officer
–
Executive Vice President of $300M publicly traded technology company
–
Treasurer of large publicly traded independent computer parts distributor
–
Vice President - Planning and Development of a $2B retail subsidiary of Radio Shack, Inc.
–
Director of Planning and Analysis for CompuCom Systems, Inc.
–
General Manager of a commercial aviation component repair facility owned by Aviall, Inc.

Executive Management
•

Donny V. Lee

Chief Technology Officer
–

Founder and CEO of AWID, a company he founded in 1997
–

AWID had developed two successful lines of RFID readers
–

Transitioned AWID from engineering oriented company to technology leadership
–

Under his tenure, AWID was named by Deloitte & Touche as Raising Star Company
•

Stephen B. Riegel

Vice President of Business Development & Sales
–

More than 20 years experience within the Smart Card Market
–

VP General Manager for Inside Contactless, responsible for the Americas operations
–

RFID Business Development Manager for Texas Instruments
–

Business Development Manager for Motorola Inc's RFID technology
–

Managed strategic relationships, direct sales and launching an entirely new product line

Smart Card Industry
•
International production of smart cards is dominated by a
    few large companies selling cards as commodities:
–

HID Global
–

Gemplus
–

Inside Contactless
–

Schlumberger
–

Card Logic

NOTE:  QI Systems does not compete with card manufacturers.
•
North America lags behind the rest of the world in smart
    card use
•
Percentage growth by regions of the world ‘01 to ’03:
–

EMEA

46%
–

Asia - Pacific

  31%
–

Latin America

19%
–

North America

   4%

      ScillumBelgerSelly 3-2003

Smart Card Industry
•

Total number of smart cards in use in North America
   is now dramatically growing:
–

1996 smart cards in use

273 Million
–

2005 smart cards in use

543 Million
•

Total global smart card production is growing at a
   rapid rate:
–

1996 production total

  5 Billion
–

2003 production total

19 Billion

Frost & Sullivan 415-961-9000

Card - Front
end
Reader -
Middleware
Software -
Back end
QI Systems’ Products
Smart Card System Overview
Three parts
1.

Smart card - front end commodity
2.

Reader - middleware technology
3.

Software and data collection - back end system

Types of Smart Card Systems
•

Closed (restricted to selected users)
–

Loyalty program
–

Only accept one card type
–

Original ATMs
•

Open (unrestricted for general users)
–

Accepts multiple cards
–

Current ATMs
•

QI Systems offers both options or
   combination

– Financial	– Stored Value
– Loyalty programs	– Access control
– Data control	– Biometrics
Benefits of Smart Card Systems
•

Improves Profitability
–

Increases revenue
–

Reduces costs, theft and vandalism
–

Improves cashflow
•

More secure than cash or magnetic stripe cards
•

More durable and stores more information than
   magnetic stripe
•

Flexible, customized solutions
•

Multiple applications

Manufacturing
•

Strategy is to design and document products for
   high volume manufacturing
–

third-parties doing the production of components
•

Build first article prototypes in Vancouver
•

Utilize manufacturing partners
–

local and in Asia
–

cost competitive
–

eliminates high capital investment
–

ability to ramp up production quickly
•

Assembly and testing is performed in Vancouver

Markets
•

Closed systems
–

Range of markets is almost limitless
–

QI initial target markets
•

Laundromats and route laundry operators
•

Colleges and corporate campuses
•

Municipalities, state and federal parks
•

Theme parks, resorts, tourist centers, arcades
•

Open systems
–

Credit cards
•

VISA PayPass, Chase Blink, AMEX Blue
–

Debit cards
•

Hybrid systems
–

QI can offer readers that accept both closed and
   open system cards

Market Opportunities
•

QI is one of a few card solution companies in
   the world that offers a broad base of technical
   expertise applicable to a variety of industries
•

Other Opportunities:
–

Open systems - credit card readers
–

Oil and Gas
–

Gaming
–

Property Management
–

ID, Health care, Data collection

Competitive Advantage
•

Expertise in broad range of industries
•

Understand both smart cards and modern
   vending device interfaces
•

Full suite of products and services
•

First to market in contactless technology
•

Low cost production
•

Strong partner base to support additional
   applications

Product Line 4 Competition 6	Parking	Laundry	Vending	Bike Rental
QI Systems	X	X	X	X
USA Technologies		X	X
ESD		X
Debitek		X	X
Velib				X
Parcxmart	X
Greenwald		X
Vertical Market Competition
•

QI offers full suite of products and services across a broad range of industries
•

No other company offers contact, contactless and hybrid smart card technology

Case Study - Parking
•

Customer Needs:  Solar powered cashless
   municipal parking systems
•

Customer objective:  Reliable low priced card
   readers
•

QI Solution:  QI SmartReader cashless readers
   and reload stations
•

Competing solutions:  QI sole sourced
•

2008 projected product revenue:  $1,000,000

Case Study - Laundry
•

Customer Needs:  Contactless, cashless route
   laundry payment systems
•

Customer objective:  Reliable low priced card
   readers
•

QI Solution:  QiWave & Wash™ contactless
   cashless readers and reload stations
•

Competing solutions:  Greenwald, EDS
•

2008 projected product revenue:  $1,500,000

Case Study - Newspaper Vending
•

Customer Needs:  Cashless newspaper box
   payment system
•

Customer objective:  Reliable, low priced card
   readers
•

QI Solution:  QI SmartReader cashless readers
   and reload stations accepting student ID cards
•

Competing solutions:  QI sole sourced
•

2008 projected product revenue:  $750,000

Case Study - Bicycle Stations
•

Customer Needs:  Cashless bicycle distribution
   systems
•

Customer objective:  Unattended card operated
   distribution system
•

QI Solution:  QI CycleStation cashless readers and
   operating system
•

Competing solutions:  Velib
•

2008 projected product revenue:  $750,000

Equity (100,000,000 authorized)	Expire	Issued Shares	Strike Price	Fully Diluted
Common Stock		56,660,853		56,660,853
$150,000 Sub., Convert. Debt @ 10% - Shares	09/2011		$ 0.07	2,142,857
Sub., Convertible Debt - Warrants	09/2013		$ 0.20	2,142,857
2005 Employee Stock Option Plan				
8,000,000 shares reserved				
Options	12/2007		$ 0.060	384,000
Options	12/2009		$ 0.150	616,000
Options	12/2011		$ 0.060	2,000,000
Options	05/2012		$ 0.058	250,000
Warrants	06/2008		$ 0.40	1.400.000
Warrants	10/2008		$ 0.20	2.408.874
Warrants	02/2009		$ 0.20	1.428.571
Warrants	04/2009		$ 0.20	2.604.285
Warrants	07/2009		$ 0.20	1.250.000
Warrants	08/2008		$ 0.09	633,367
Warrants	08/2009		$ 0.12	633,367
		56,660,853		74,555,032

Shareholder Debt		Principle Balance
Subordinated, Convertible Debt, 10%	09/2011	150,000.00
Secured Short Term Loan, 30%	Demand	250,000.00
Secured Short Term Loan, 30%	Demand	30,000.00
Secured Short Term Loan, 30%	Demand	50,000.00
		480,000.00

Capitalization Table

Fiscal year ended June 30, 2006	Nine months ended March 31, 2007
Revenue	$ 406,168	$ 449,612
Cost of goods sold	239,933	241,789
	166,235	207,823
Expenses		
Administration	851,645	511,240
Amortization	5,360	6,990
Development costs	174,439	110,951
Financing costs and interest	2,334	87,781
Interest on long term debt – Note 6	-	154,699
Investor relations	502,964	282,059
Sales and marketing	162,235	207,776
Professional fees	253,123	80,095
Stock-based compensation	58,342	18,418
	2,010,442	1,460,009
Operating loss	(1,844,207)	(1,252,186)
Interest income	4,098	686
Gain on settlement of debt	50,676	-
Net loss	$ (1,789,433)	$ (1,251,500)

Historical Income Statement

March 31, 2007
Assets		
Current		
Cash and cash equivalents	$	41,156
Receivables		139,943
Prepaid expenses		8,009
Inventory – Note 4		374,240
		563,348
Deposit		1,000
Equipment		29,502
	$	593,850
Liabilities		
Current		
Payables and accruals	$	441,880
Shareholder loans – Note 6		282,500
Deposits received		117,527
Unearned revenue		59,027
		900,934
Long term shareholder loans – Note 6		158,512
		1,059,446
Stockholders' Equity (Deficiency)		
Capital stock – Note 7		
Authorized: 100,000,000 common stock, $0.001 par value		
Issued: 47,123,201 common stock (June 30, 2006: 42,095,756)		47,123
Additional paid in capital		15,148,904
Shares subscribed		145,500
Accumulated Deficit		(15,759,586)
Cumulative translation adjustment		(47,537)
		(465,596)
	$	593,850

Historical Balance Sheet

Growth Strategy
•

Aggressive launch of new QiWave product
   line
–

Contactless smart card technology
•

Initial QI Focus & Sales Channels
–

Laundromats - distributors
–

Route Laundry - direct sales
–

Campus - integrators, distributors
–

Bikes - direct sales, partners
–

Water - distributors, direct sales
–

Leisure and Entertainment - partners,
   integrators

Laundry	Campus	Parking	Newspaper Vending	Bicycles	Misc Product Lines	Total
System Price	$ 10,000	$ -	$ -	$ -	$ 10,000		
Readers per installation/order	80	175	500	7,500	80		
Price per Reader	$ 125	$ 550	$ 400	$ 100	$ 1,000		
	$ 10,000	$ 96,250	$ 200,000	$ 750,000	$ 80,000		
Reload Stations per installation/order	1	25	4	-	-		
Price per Reload	$ 5,000	$ 4,000	$ 5,000	$ -	$ -		
	$ 5,000	$ 100,000	$ 20,000	$ -	$ -		
PDAs per installation/order	2	10	-	-	-		
Price per PDA	$ 1,000	$ 1,000	$ -	$ -	$ -		
	$ 2,000	$ 10,000	$ -	$ -	$ -		
Total Sales per Installation/Order	**$ 27,000**	**$ 206,250**	**$ 220,000**	**$ 750,000**	**$ 90,000**		
REVENUE METRICS							
Example #1							
Number of Installations /Orders	60	4	5	1	8		
Revenue	**$ 1,620,000**	**$ 825,000**	**$ 1,100,000**	**$ 750,000**	**$ 720,000**	**$ 73,000**	**$ 5,088,000**
EBITDA							**$ 100,000**
Example #2							
Number of Installations /Orders	120	6	12	2	12		
Revenue	**$ 3,240,000**	**$ 1,237,500**	**$ 2,640,000**	**$ 1,500,000**	**$ 1,080,000**	**$ 483,000**	**$ 10,180,500**
EBITDA							**$ 1,500,000**

Financial Model

Investment Summary
•

Summary
–

Great technology, huge market opportunities, first to market with contactless vending, history of technological excellence
•

Great People
–

Veteran management team, extremely strong engineering
   department
•

Solid Processes
–

Products designed for ease of manufacture and assembly,
   non-critical items sourced in low cost markets
•

Strong Technology Leadership
–

Strengths in smart cards, contactless interface and vending
   devices, plug and play design
•

Sales traction / profitability
–

High interest in QiWave in all markets
–

Growth target >100% per year for next 2 years
–

High gross margin potential

101-3820 Jacombs Road
Richmond, BC, CN V6V 1Y6
Phone:  604-248-2301
Fax:      604-248-2306
609 Cheek Sparger Road
Suite 300
Colleyville, TX 76034
Phone:  817-485-8111
Fax:      817-485-8186
Visit us on the web at:
www.qisystemsinc.com
QI Systems Inc.
•

Canadian Operations
•

US Headquarters